Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

As used in this report, the terms "the Company," "we," "us," or "our" refer to Q2 Holdings, Inc. and its wholly-owned subsidiary. These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or GAAP, and Securities and Exchange Commission, or SEC, requirements. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses. Significant items subject to such estimates include stock-based compensation, the useful lives of property and equipment and income taxes. In accordance with GAAP, management bases its estimates on historical experience and on various other assumptions that management believes are reasonable under the circumstances. Management regularly evaluates its estimates and assumptions using historical experience and other factors; however, actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments acquired with an original maturity of ninety days or less at the date of purchase to be cash equivalents. Cash equivalents are stated at cost or fair value based on the underlying security.

Restricted Cash

Restricted cash consists of deposits held in checking and money market accounts for leased office space.

Investments

Investments consist primarily of U.S. government agency bonds, corporate bonds, commercial paper, certificates of deposits and money market funds. All investments are considered available for sale and are carried at fair value.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents, restricted cash, investments and accounts receivable. The Company's cash and cash equivalents and restricted cash are placed with high credit quality financial institutions and issuers, and at times may exceed federally-insured limits. The Company has not experienced any loss relating to cash and cash equivalents or restricted cash in these accounts. The Company provides credit, in the normal course of business, to a number of its customers. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. No individual customer accounted for 10% or more of revenues for each of the years ended December 31, 2014, 2013 and 2012. No individual customer accounted for 10% or more of accounts receivable, net, as of December 31, 2014 or 2013.

Accounts Receivable

Accounts receivable are stated at net realizable value, including both billed and unbilled receivables to customers. Unbilled receivable balances arise primarily when the Company provides services in advance of billing for these services and also when the Company earns revenues based on the number of registered users and the number of bill-pay and certain other transactions that registered users perform on the Company's virtual banking solutions in excess of the levels included in the Company's minimum subscription fee. Generally, billing for such revenues related to the number of registered users and the number of transactions processed by our registered users occurs one month in arrears. Included in the accounts receivable balances as of December 31, 2014 and 2013 were unbilled receivables of $2.3 million and $1.8 million, respectively.

The Company assesses the collectability of outstanding accounts receivable on an ongoing basis and maintains an allowance for doubtful accounts for accounts receivable deemed uncollectable. This allowance is recorded as a reduction against accounts receivable. As of December 31, 2014 and 2013, the Company did not provide for an allowance for doubtful accounts, as all amounts outstanding were deemed collectable. Historically, the Company's collection experience has not varied significantly, and bad debt expenses have been insignificant.

The Company maintains a reserve for estimated sales credits issued to customers for billing disputes or other service-related reasons. This allowance is recorded as a reduction against current period revenues and accounts receivable. In estimating this allowance, the Company analyzes prior periods to determine the amounts of sales credits issued to customers compared to the revenues in the period that related to the original customer invoice. This estimate is analyzed quarterly and adjusted as necessary.

The following table shows the Company's allowance for sales credits as follows:

	Beginning Balance	Additions	Deductions	Ending Balance
Year Ended December 31, 2012	$—	$51	$—	$51
Year Ended December 31, 2013	51	290	(233)	108
Year Ended December 31, 2014	$108	$399	$(334)	$173

Deferred Implementation Costs

The Company capitalizes certain personnel and other costs, such as employee salaries, benefits and the associated payroll taxes that are direct and incremental to the implementation of its solutions. The Company analyzes implementation costs that may be capitalized to assess their recoverability, and only capitalizes costs that it anticipates to be recoverable. The Company assesses the recoverability of its deferred implementation costs by comparing the greater of the amount of the non-cancellable portion of a customer's contract and the non-refundable customer prepayments received as it relates to the specific implementation costs incurred. The Company begins amortizing the deferred implementation costs for an implementation once the revenue recognition criteria have been met and the Company amortizes those deferred implementation costs ratably over the remaining term of the customer agreement. The portion of deferred implementation costs expected to be amortized during the succeeding twelve-month period is recorded in current assets as deferred implementation costs, current portion, and the remainder is recorded in long-term assets as deferred implementation costs, net of current portion.

Deferred Solution and Other Costs

The Company capitalizes sales commissions and other third-party costs, such as third party licenses and maintenance related to its customer agreements. The Company capitalizes sales commissions because the commission charges are so closely related to the revenues from the non-cancellable customer agreements that they should be recorded as an asset and charged to expense over the same period that the related revenue is recognized. The Company begins amortizing deferred solution and other costs for a particular customer agreement once the revenue recognition criteria are met and amortizes those deferred costs over the remaining term of the customer agreement. The Company analyzes solution and other costs that may be capitalized to assess their recoverability and only capitalizes costs that it anticipates to be recoverable. The portion of capitalized costs expected to be amortized during the succeeding twelve-month period is recorded in current assets as deferred solution and other costs, current portion, and the remainder is recorded in long-term assets as deferred solution and other costs, net of current portion. Deferred commissions were $7.0 million and $4.6 million as of December 31, 2014 and 2013, respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the related assets. Maintenance and repairs that do not extend the life of or improve an asset are expensed in the period incurred.

The estimated useful lives of property and equipment are as follows:

Computer hardware and equipment	3 - 5 years
Purchased software and licenses	3 - 5 years
Furniture and fixtures	7 years
Leasehold improvements	Lesser of estimated useful life or lease term

Deferred Revenues

Deferred revenues primarily consist of amounts that have been billed to or received from customers in advance of revenue recognition and prepayments received from customers in advance for implementation, maintenance and other services, as well as initial subscription fees. The Company recognizes deferred revenues as revenues when the services are performed and the corresponding revenue recognition criteria are met. Customer prepayments are generally applied against invoices issued to customers when services are performed and billed. Deferred revenues that are expected to be recognized as revenues during the succeeding twelve month period are recorded in current liabilities as deferred revenues, current portion and the remaining portion is recorded in long-term liabilities as deferred revenues, net of current portion.

Revenues

All revenue-generating activities are directly related to the sale, implementation and support of the Company's solutions within a single operating segment. The Company derives the substantial majority of its revenues from subscription fees for the use of its solutions hosted in the Company's data centers as well as revenues for implementation and customer support services related to the Company's solutions. A small portion of the Company's customers host the Company's solutions in their own data centers under term license and maintenance agreements, and the Company recognizes the corresponding revenues ratably over the term of those customer agreements.

Revenues are recognized net of sales credits and allowances. The Company begins to recognize revenues for a customer when all of the following criteria are satisfied:

•	there is persuasive evidence of an arrangement;

•	the service has been or is being provided to the customer;

•	the collection of the fees is reasonably assured; and

•	the amount of fees to be paid by the customer is fixed or determinable.

Determining whether and when these criteria have been met can require significant judgment and estimates. In general, revenue recognition commences when the Company's solutions are implemented and made available to the customers.

The Company's software solutions are available for use in hosted application arrangements under subscription fee agreements. Subscription fees from these applications, including related customer support, are recognized ratably over the customer agreement term beginning on the date the solution is made available to the customer. Amounts that have been invoiced are recorded in accounts receivable and deferred revenues or revenues, depending on whether the Company's revenue recognition criteria have been met.

The Company considers subscription fees to be fixed or determinable unless the fees are subject to refund or adjustment or are not payable within the Company's standard payment terms. In determining whether collection of subscription fees is reasonably assured, the Company considers financial and other information about customers, such as a customer's current credit-worthiness and payment history over time. Historically bad debt expenses have not been significant.

The Company enters into arrangements with multiple-deliverables that generally include multiple subscriptions and implementation services. Additional agreements with existing customers that are not in close proximity to the original arrangements are treated as separate contracts for accounting purposes.

For multiple-deliverable arrangements, arrangement consideration is allocated to deliverables based on their relative selling price. In order to treat deliverables in a multiple-deliverable arrangement as separate units of accounting, the deliverables must have standalone value upon delivery. If the deliverables have standalone value upon delivery, each deliverable must be accounted for separately. The Company's subscription services have standalone value as such services are often sold separately. In determining whether implementation services have standalone value apart from the subscription services, the Company considers various factors including the availability of the services from other vendors. To date, the Company has concluded that the implementation services included in multiple-deliverable arrangements do not have standalone value. As a result, when implementation services are sold in a multiple-deliverable arrangement, the Company defers any arrangement fees for implementation services and recognizes such amounts ratably over the period of performance for the initial agreement term.

When multiple-deliverables included in an arrangement are separated into different units of accounting, the arrangement consideration is allocated to the identified separate units based on a relative selling price hierarchy. The selling price for a deliverable is based on its vendor-specific objective evidence of selling price, or VSOE, if available, third-party evidence of selling price, or TPE, if VSOE is not available or best estimate of selling price, or BESP, if neither VSOE nor TPE is available. The Company has not established VSOE for its subscription services due to lack of pricing consistency, the introduction of new services and other factors. The Company has determined that TPE is not a practical alternative due to differences in its service offerings compared to other parties and the availability of relevant third-party pricing information. Accordingly, the Company uses BESP to determine the relative selling price. The amount of revenue allocated to delivered items is limited by contingent revenues.

The Company determined BESP by considering its overall pricing objectives and market conditions. Significant pricing practices taken into consideration include the Company's discounting practices, the size and volume of its transactions, customer characteristics, price lists, go-to-market strategy, historical standalone sales and agreement prices. As the Company's go-to-market strategies evolve, it may modify its pricing practices in the future, which could result in changes in relative selling prices, and include both VSOE and BESP.

Subscription Fee Revenues

The Company's solutions are available as hosted solutions under subscription fee agreements without licensing perpetual rights to the software. Subscription fees from a hosted solution are recognized monthly over the customer agreement term beginning on the date the Company's solution is made available to the customer. Additional fees for monthly usage above the levels included in the standard subscription fee, which include fees for transactions processed during the period, are recognized as revenue in the month when the usage amounts are determined and reported. Any revenues related to upfront implementation services are recognized ratably over the same customer agreement term. Amounts that have been invoiced are recorded in accounts receivable and deferred revenues or revenues, depending on whether the revenue recognition criteria have been met.

Professional Services Revenues

When professional services are not combined with subscription services or term licenses as a single unit of accounting, these professional services revenues are recognized as the services are performed.

Certain out-of-pocket expenses billed to customers are recorded as revenues rather than an offset to the related expense. Revenues recorded from out-of-pocket expense reimbursements totaled approximately $0.8 million, $0.5 million and $0.4 million during the years ended December 31, 2014, 2013 and 2012, respectively. The out-of-pocket expenses are reported in cost of revenues.

Term Licenses and Maintenance Revenues

A small portion of the Company's customers host and manage the Company's solutions on-premises or in third-party data centers under term license and maintenance agreements. Term licenses sold with maintenance, which entitles the customer to technical support and upgrades and updates to the software made available on a when-and-if-available basis, are accounted for under Accounting Standards Codification 985-605, "Software Revenue Recognition." The Company does not have VSOE of fair value for the maintenance and professional services so the entire arrangement consideration is recognized monthly over the term of the software license when all of the other revenue recognition criteria have been met. Revenues from term licenses and maintenance agreements were not significant in the periods presented.

Cost of Revenues

Cost of revenues is comprised primarily of salaries and other personnel-related costs, including employee benefits, bonuses and stock-based compensation, for employees providing services to the Company's customers. Costs associated with these services include the costs of the Company's implementation, customer support, data center and customer training personnel as well as reclassification of certain research and development expenses related to research and development personnel who perform services related to implementation and customer support. Cost of revenues also includes the direct costs of bill-pay and other third-party intellectual property included in the Company's solutions, the amortization of deferred solution and services costs, co-location facility costs and depreciation of the Company's data center assets, an allocation of general overhead costs and referral fees. Direct costs of third-party intellectual property include amounts paid for third-party licenses and related maintenance that are incorporated into the Company's software, with the costs amortized to cost of revenues over the useful lives of the purchased assets.

The amount of research and development expenses allocated to cost of revenues was $1.4 million, $1.6 million and $1.4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company capitalizes certain personnel costs directly related to the implementation of its solutions to the extent those costs are considered to be recoverable from future revenues. The Company amortizes the costs for a particular implementation once revenue recognition commences, and the Company amortizes those implementation costs over the remaining term of the customer agreement. Other costs not directly recoverable from future revenues are expensed in the period incurred. The Company capitalized implementation costs in the amount of $3.8 million, $3.2 million, and $2.6 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Software Development Costs

Software development costs include salaries and other personnel-related costs, including employee benefits, bonuses and stock-based compensation, attributed to programmers, software engineers and quality control teams working on the Company's solutions. Costs related to software development incurred between reaching technological feasibility and the point at which the software solution is ready for general release have been insignificant through December 31, 2014, and accordingly all of the Company's software development costs have been expensed as incurred as research and development.

Research and Development Costs

Research and development costs include salaries and other personnel-related costs, including employee benefits, bonuses and stock-based compensation, third-party contractor expenses, software development tools, an allocation of facilities and depreciation expenses and other related expenses incurred in developing new solutions and upgrading and enhancing existing solutions. Research and development costs are expensed as incurred.

Advertising

All advertising costs of the Company are expensed the first time the advertising takes place. Advertising costs were $0.5 million, and $0.3 million for the years ended December 31, 2014 and 2013, respectively, and advertising costs were insignificant for the year ended December 31, 2012.

Sales Tax

The Company presents sales taxes and other taxes collected from customers and remitted to governmental authorities on a net basis and, as such, excludes them from revenues.

Comprehensive Loss

Comprehensive loss includes net loss as well as other changes in stockholders' equity that result from transactions and economic events other than those with stockholders. Other comprehensive loss consists of net loss and unrealized gains and losses on investments.

Stock-Based Compensation

Stock options and restricted stock units awarded to employees, directors and consultants are measured at fair value at each grant date. The Company recognizes compensation expense ratably over the requisite service period of the option or restricted stock unit award. Generally, options vest 25% on the one-year anniversary of the grant date with the balance vesting monthly over the following 36 months, and restricted stock unit awards vest in four annual installments of 25% beginning on the one-year anniversary of the grant date.

The Company values stock options using the Black-Scholes option-pricing model, which requires the input of subjective assumptions, including the risk-free interest rate, expected life, expected stock price volatility and dividend yield. The risk-free interest rate assumption is based upon observed interest rates for constant maturity U.S. Treasury securities consistent with the expected term of the Company's employee stock options. The expected life represents the period of time the stock options are expected to be outstanding and is based on the simplified method. Under the simplified method, the expected life of an option is presumed to be the mid-point between the vesting date and end of the contractual term. The Company used the simplified method due to the lack of sufficient historical exercise data to provide a reasonable basis upon which to otherwise estimate the expected life of the stock options. Expected volatility is based on historical volatilities for publicly traded stock of comparable companies over the estimated expected life of the stock options. The Company assumed no dividend yield because it does not expect to pay dividends in the near future, which is consistent with the Company's history of not paying dividends.
Income Taxes

Deferred income taxes are provided for the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and operating loss carryforwards and credits using enacted tax rates expected to be in effect in the years in which the differences are expected to reverse. The Company assesses the likelihood that deferred tax assets will be realized and recognizes a valuation allowance if it is more likely than not that some portion of the deferred tax assets will not be realized. This assessment requires judgment as to the likelihood and amounts of future taxable income by tax jurisdiction. To date, the Company has provided a full valuation allowance against its deferred tax assets as it believes the objective and verifiable evidence of its historical pretax net losses outweighs any positive evidence of its forecasted future results. Although the Company believes that its tax estimates are reasonable, the ultimate tax determination involves significant judgment that is subject to audit by tax authorities in the ordinary course of business. The Company will continue to monitor the positive and negative evidence, and it will adjust the valuation allowance as sufficient objective positive evidence becomes available.

The Company evaluates its uncertain tax positions based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized. Potential interest and penalties associated with any uncertain tax positions are recorded as a component of income tax expense. Through December 31, 2014, the Company has not identified any material uncertain tax positions for which liabilities would be required to be recorded.

Basic and Diluted Net Loss per Common Share

The Company uses the two-class method to compute net loss per common share because the Company has issued securities, other than common stock, that contractually entitle the holders to participate in dividends and earnings of the Company. The two-class method requires earnings for the period to be allocated between common stock and participating securities based upon their respective rights to receive distributed and undistributed earnings. Holders of the Company's Series A, B and C preferred stock are entitled, on a pari passu basis, to receive dividends when, as and if declared by the board of directors, prior and in preference to any declaration or payment of any dividend on the common stock or junior convertible preferred stock until such time as the total dividends paid on each share of Series A, B and C preferred stock is equal to the original issue price of the shares. Holders of junior convertible preferred stock are entitled to receive a pro rata share of any dividend declared, based on the number of shares of common and preferred stock outstanding. As a result, all series of the Company's preferred stock are considered participating securities.

Under the two-class method, for periods with net income, basic net income per common share is computed by dividing the net income attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period. Net income attributable to common stockholders is computed by subtracting from net income the portion of current year earnings that the participating securities would have been entitled to receive pursuant to their dividend rights had all of the year's earnings been distributed. No such adjustment to earnings is made during periods with a net loss, as the holders of the participating securities have no obligation to fund losses. Diluted net income per common share is computed under the two-class method by using the weighted-average number of shares of common stock outstanding plus, for periods with net income attributable to common stockholders, the potential dilutive effects of stock options and warrants. In addition, the Company analyzes the potential dilutive effect of the outstanding participating securities under the if-converted method when calculating diluted earnings per share, in which it is assumed that the outstanding participating securities convert into common stock at the beginning of the period. The Company reports the more dilutive of the approaches as its diluted net income per share during the period. Due to net losses for each of the years ended December 31, 2014, 2013 and 2012, basic and diluted net loss per share were the same, as the effect of all potentially dilutive securities would have been anti-dilutive.
The following table sets forth the computations of net loss per share for the periods listed:

	Year ended December 31,
	2014	2013	2012
Numerators:
Loss from continuing operations attributable to common stockholders	$(19,634)	$(17,676)	$(7,520)
Loss from discontinued operations attributable to common stockholders	—	(199)	(1,259)
Net loss attributable to common stockholders	$(19,634)	$(17,875)	$(8,779)
Denominator:
Weighted-average common shares outstanding, basic and diluted	29,257	11,866	11,345

Loss from continuing operations per share, basic and diluted	$(0.67)	$(1.49)	$(0.66)
Loss from discontinued operations per share, basic and diluted	$—	$(0.02)	$(0.11)
Net loss per common share, basic and diluted	$(0.67)	$(1.51)	$(0.77)

Due to net losses for each of the years ended December 31, 2014, 2013 and 2012, basic and diluted loss per share were the same, as the effect of all potentially dilutive securities would have been anti-dilutive. The following table sets forth the anti-dilutive common share equivalents for the periods listed:

	Year ended December 31,
	2014	2013	2012
Redeemable convertible preferred stock:
Series A preferred stock	—	7,908	7,908
Series B preferred stock	—	1,818	1,818
Series C preferred stock	—	2,184	—
Junior preferred stock	—	1,251	1,251
Stock options and restricted stock units	6,139	5,422	4,765
Total anti-dilutive common share equivalents	6,139	18,583	15,742

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09, which amends the existing accounting standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled to when products are transferred to customers. ASU 2014-09 will be effective for the Company beginning in its first quarter of 2017. Early adoption is not permitted. The new revenue standard may be applied retrospectively to each prior period presented or retrospectively with the cumulative effect recognized as of the date of adoption. The Company is currently evaluating the impact of adopting the new revenue standard on its consolidated financial statements.

Subsequent Events

The Company has evaluated subsequent events through February 12, 2015, the date the financial statements were issued.